A&B RETIREMENT PLAN FOR OUTSIDE DIRECTORS
                    -----------------------------------------

                                 AMENDMENT No. 4
                                 ---------------

         The A&B Retirement Plan for Outside Directors, as amended and restated effective February 1, 1995, is hereby amended, effective February 24, 2005, as follows:

         Section 2.10 is hereby amended in its entirety to read as follows:

                  "2.10. "Retirement Date" means the later of the date the Participant ceases to be a Director and the date the Participant attains age 65; provided, however, that in no event shall a Participant's Retirement Date be later than the date of the first annual meeting of the shareholders of A&B occurring after the Participant attains age 72."

IN WITNESS WHEREOF, Alexander & Baldwin, Inc. has caused this Amendment to be executed on its behalf by its duly authorized officers this 24th day of February, 2005.


                                     ALEXANDER & BALDWIN, INC.



                                     By /s/ Ruthann S. Yamanaka
                                        -----------------------
                                        Its Vice President


                                     By /s/ Alyson J. Nakamura
                                        ----------------------
                                        Its Secretary